SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2014 (October 1, 2014)

MOUNTAIN HIGH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-175825	27-3515499
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1624 Market Street, Suite 202

Denver, Colorado 80202

(303) 544-2115

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOUNTAIN HIGH ACQUISITIONS CORP.

Form 8-K

Current Report

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Resignation

Effective October 1, 2014, Mr. Alan Smith (“Mr. Smith”) resigned from his position as the current Chief Financial Officer and Secretary of the Company. Mr. Smith shall remain in his positions as President, Chief Executive Officer, Treasurer, and Director of the Company. Mr. Smith’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise.

Appointment

On October 1, 2014, Mr. Richard Stifel was appointed to serve as the Company’s Chief Financial Officer, Secretary, and Director of the Company to serve until the next annual meeting and until his successor is duly appointed. On October 1, 2014, Mr. Stifel accepted such appointment.

The biography for Mr. Stifel is set forth below:

Mr. Richard Stifel, 67 – Mr. Stifel has acted as manager and founder of RGS Resources, LLC, a regional firm that specializes in providing CFO, controller, and accounting services to start-up and mid-size companies, intermittently since 2001. Mr. Stifel’s services through RGS Resources have spanned a variety of fields. From 2007 to July2012, Mr. Stifel acted as CFO, Secretary and Treasurer of Big Cat Energy Corporation, a publicly-held oil and gas service company that provides water handling solutions to the coal bed methane segment industry (BCTE). While at BCTE, Mr. Stifel implemented an SEC compliance reporting system, negotiated strategic business agreements, oversaw financial accounting and compliance with GAAP, annual budgeting, and development of accounting policies. Prior to BCTE, Mr. Stifel worked as Group Controller for AutomationSolitions International, LLC and as Vice President of Finance for Horizon Resources Corporation, a publicly held company. Mr. Stifel has a Bachelor of Science in Administration with a concentration in Accounting from Colorado State University.

Family Relationships

Mr. Stifel is not related to any Officer or Director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

ITEM 8.01 OTHER EVENTS

On October 1, 2014, the Master Property Purchase and Sale Agreement (the “Agreement”), entered into on April 30, 2014, with Deep Blue Enterprises, LLC, a Colorado limited liability (“Deep Blue”), originally filed with the Commission on Form 8-K on May 5, 2014 as Exhibit 10.1, expired by its terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOUNTAIN HIGH ACQUISITIONS CORP.

Date: October 2, 2014	By:	/s/ Alan Smith
Alan Smith
President, Chief Executive Officer, and Director